                                                                    EXHIBIT 10.9



        Nonemployee Director Stock Plan
        -------------------------------

        BA Merchant Services, Inc.

        November 1996

Contents
--------
-----------------------------------------------------------

                                                       Page
                                                       ----

Article 1. Establishment, Purpose, and Duration           1

Article 2. Definitions                                    1

Article 3. Administration                                 3

Article 4. Eligibility and Participation                  3

Article 5. Nonqualified Stock Options                     3

Article 6. Amendment, Modification, and Termination       6

Article 7. Miscellaneous                                  6


BA Merchant Services, Inc.
--------------------------
Nonemployee Director Stock Plan
-------------------------------
Article 1. Establishment, Purpose, and Duration
-----------------------------------------------

       1.1  Establishment of the Plan. BA Merchant Services, Inc. (the
       -------------------------------
"Company") hereby establishes an incentive compensation plan to be known as the "BA Merchant Services, Inc. Nonemployee Director Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, subject to the terms and provisions set forth herein.

       Upon approval by the Board of Directors of the Company, the Plan shall become effective as of the consummation of the Company's initial public offering (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

       1.2  Purpose of the Plan. The purpose of the Plan is to promote the
       -------------------------
achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

       1.3  Duration of the Plan. The Plan shall commence on the Effective Date
       --------------------------
and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 6 herein. However, in no event may an Option be granted under the Plan on or after November 30, 2006.

Article 2. Definitions
----------------------

       Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

       (a) "Award Agreement" means an agreement entered into by and between the Company and a Nonemployee Director, setting forth the terms and provisions applicable to an Option granted under the Plan.

       (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

       (c) "Board" or "Board or Directors" means the Board of Directors of the Company.

       (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

       (e) "Committee" means the Executive Personnel and Compensation Committee of the Board of Directors of the Company.

       (f) "Company" means BA Merchant Services, Inc., a Delaware corporation, or any successor thereto as provided in Section 7.6 herein.

       (g) "Director" means any individual who is a member of the Board of Directors of the Company.

       (h) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3).

       (i) "Employee" means any nonunion, salaried employee of the Company or of the Company's Subsidiaries. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

       (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

       (k) "Fair Market Value" shall mean the closing price on the New York Stock Exchange on the relevant date, or (if there were no sales on such date) on the last trading date preceding the relevant date.

       (l) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company or an employee of BankAmerica Corporation or any of its Subsidiaries.

       (m) "Nonqualified Stock Option," "NQSO" or "Option" means an option to purchase Shares, granted under Article 5 herein.

       (n) "Option Price" means the price at which a Share may be purchased under an Option.

       (o) "Participant" means a Nonemployee Director of the Company who has outstanding a viable Option granted under the Plan.

       (p) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

       (q) "Shares" means the shares of Class A common stock of the Company, par value $.01 per share.

       (r) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

Article 3. Administration
-------------------------

       3.1  The Executive Personnel and Compensation Committee. The Plan shall
       -------------------------------------------------------
be administered by the Executive Personnel and Compensation Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

       3.2  Administration by the Committee. The Committee shall have the full
       ------------------------------------
power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing of Options to be made under the Plan (all such determinations are automatic pursuant to the provisions of the Plan).

       3.3  Decisions Binding. All determinations and decisions made by the
       ----------------------
Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Committee, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4. Eligibility and Participation
----------------------------------------

       4.1  Eligibility. Persons eligible to participate in the Plan are limited
       ----------------
to Nonemployee Directors who are serving on the Board on the date of each scheduled grant under the Plan.

       4.2  Actual Participation. All eligible Nonemployee Directors shall
       -------------------------
receive grants of Options pursuant to the terms and provisions set forth in
Article 5 herein.

Article 5. Nonqualified Stock Options
-------------------------------------
       5.1  Retainer. During the term of this Plan, each Nonemployee Director
       -------------
shall receive his or her annual retainer in the form of Options. The number of Options granted pursuant to this Section 5.1 shall have a value equivalent to the cash value of the annual retainer as determined through a Black-Scholes valuation method.

       5.2  Initial Grant of Options. Each individual who is a Nonemployee
       -----------------------------
Director on the Effective Date and each individual who becomes a Nonemployee Director following the Effective Date shall be granted an Option to purchase five thousand (5,000) Shares. The specific terms and provisions of such Options shall be incorporated in Award Agreements, executed pursuant to Section 5.5 of the Plan.

       5.3  Subsequent Grants of Options. During the time period beginning
       ---------------------------------
January 1997 and ending November 30, 2006, and subject to the limitation on the number of Shares subject to the Plan, on the day following each annual meeting of the Company's shareholders, each Nonemployee Director shall be granted an Option to purchase two thousand five hundred (2,500) Shares, effective as of each such day following the annual shareholders' meeting.

       5.4  Limitation on Grant of Options. Other than those grants of Options
       -----------------------------------
set forth in Sections 5.1, 5.2, and 5.3 herein, no additional Options shall be granted under the Plan.

       5.5  Option Award Agreement. Each Option grant shall be evidenced by an
       ---------------------------
Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares available for purchase under the Option, and such other provisions as the Board shall determine.

       5.6  Option Price. The purchase price per Share available for purchase
       -----------------
under an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

       5.7  Duration of Options. Each Option shall expire on the tenth (10th)
       ------------------------
anniversary date of its grant.

       5.8  Vesting of Shares Subject to Option. Subject to the terms of this
       ----------------------------------------
Plan, all Options granted under this Plan shall vest one hundred percent (100%) upon the day preceding the first annual shareholder meeting following the grant of such Options, and shall remain exercisable until the tenth anniversary of their grant date.

       Regardless of the vesting schedule set forth in this Section 5.8, all Options held by a Participant shall immediately become one hundred percent (100%) vested upon the first to occur of the following:

       (a)  The death of the Participant; or

       (b)  The Disability of the Participant.

       5.9  Termination of Directorship. In the event a Participant ceases to be
       --------------------------------
a Director for any reason other than death or Disability, all Options not vested as of the effective date of termination shall be forfeited and shall revert back to the Company (with no further vesting to occur). All Options which are vested as of such date shall remain exercisable for six (6) months following the date the Director's service on the Board terminates, or until their expiration date, whichever period is shorter.

       To the extent an Option is exercisable immediately following the date of death of a Participant, it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date of death, whichever period is shorter, by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

       To the extent an Option is exercisable immediately following the effective date of Disability (the "Disability Date"), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the Disability Date, whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary.

       5.10  Payment. Options shall be exercised by the delivery of a written
       -------------
notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

       The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares tendered upon Option exercise have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b).

       As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the exercise of the Option.

       5.11  Restrictions on Share Transferability. The Board shall impose such
       -------------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares; provided, however, that no such restriction shall be imposed if the restriction could result in the failure to comply with the "formula award" exception for grants of Options to Directors.

       5.12  Nontransferability of Options. No Option granted under the Plan may
       -----------------------------------
be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 6. Amendment, Modification, and Termination
---------------------------------------------------

       6.1  Amendment, Modification, and Termination. Subject to the terms set
       ---------------------------------------------
forth in this Section 6.1, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount of securities to be awarded to Directors, the price of securities awarded to Directors, and the timing of Option grants to Directors, may not be amended more than once within any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 as amended from time to time, or the rules thereunder.

       Without the approval of the stockholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

       (a) Change the class of Participants eligible to participate in the Plan; or

       (b) Materially increase the cost of the Plan, or materially increase the benefits accruing to Participants.

       6.2  Awards Previously Granted. Unless required by law, no termination,
       ------------------------------
amendment, or modification of the Plan shall in any material manner adversely affect any Option previously granted under the Plan, without the written consent of the Participant holding the Option.

Article 7. Miscellaneous
------------------------

       7.1  Gender and Number. Except where otherwise indicated by the context,
       ----------------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

       7.2  Severability. In the event any provision of the Plan shall be held
       -----------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

       7.3  Beneficiary Designation. Each Participant under the Plan may, from
       ----------------------------
time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death (and/or who may exercise the Participant's vested Options following his or her death). Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate (and, subject to the terms and provisions of the Plan, any unexercised vested Options may be exercised by the administrator or executor of the Participant's estate).

       7.4  No Right of Nomination. Nothing in the Plan shall be deemed to
       ---------------------------
create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

       7.5  Shares Available. The Shares made available pursuant to Options
       ---------------------
under the Plan may be either authorized but unissued Shares, or Shares which have been or may be reacquired by the Company, as determined from time to time by the Board.

       7.6  Successors. All obligations of the Company under the Plan with
       ---------------
respect to Options granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

       7.7  Requirements of Law. The granting of Options under the Plan
       ------------------------
shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

       7.8  Governing Law. To the extent not preempted by federal law, the Plan,
       ------------------
and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.